The UBS Funds

Summary Prospectus Supplement | April 1, 2020

Includes:

•  UBS Global Allocation Fund

Dear Investor,

The purpose of this supplement is to update the Summary Prospectus with respect to the UBS Global Allocation Fund series of The UBS Funds, dated October 28, 2019, as follows:

Effective April 1, 2020, Nicole Goldberger will be added as a portfolio manager for UBS Global Allocation Fund.

Therefore, effective April 1, 2020, the following is added under the heading "UBS Global Allocation Fund" and the sub-heading "Portfolio managers" on page 6 of the Summary Prospectus:

• Nicole Goldberger, portfolio manager of the Fund since April 2020.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1043